SmartTrust 738

Supplement to the Prospectus

Notwithstanding anything to the contrary in the prospectus, Kinder Morgan, Inc. (Ticker: KMI) in the Sustainable Impact Investing Trust, Series 28 is categorized as being in the Energy sector rather than the Financials sector.

Supplement Dated: August 13, 2026